                                                                    Exhibit 32.1

                     SECTION 1350 CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of RMH Teleservices, Inc. (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 13, 2003                       Signed: /s/ John A. Fellows
                                                    ----------------------------
                                            Name:   John A. Fellows
                                            Title:  Chief Executive Officer


Date: August 13, 2003                       Signed: /s/ John R. Schwab
                                                    ----------------------------
                                            Name:   John R. Schwab
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer

The foregoing certification is being furnished as an exhibit to the Form 10-Q pursuant to Item 601(b)(32) of Regulations S-K and section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, Chapter 63 of Title 18, United States Code) and, accordingly, is not being filed as part of the Form 10-Q.

                                       40